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Exhibit 99(b)(2)

EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Dated as of August 2, 2006

        AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this "Amendment"), by and among NAVISTAR INTERNATIONAL CORPORATION, a Delaware Corporation (the "Borrower"), each Subsidiary Guarantor from time to time party thereto (collectively, the "Subsidiary Guarantors", and each individually, a "Subsidiary Guarantor"), each lender from time to time party thereto (collectively, the "Lenders", and each individually, a "Lender"), and CREDIT SUISSE ("CS"), as administrative agent for the Lenders (together with any successor administrative agent appointed pursuant thereto, in such capacity, the "Administrative Agent").

PRELIMINARY STATEMENTS:

        (1)   The Borrower, the Lenders, the Administrative Agent, the Subsidiary Guarantors, Banc of America Securities LLC, as syndication agent, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as documentation agents, and Credit Suisse Securities (USA) LLC and Bank of America Securities LLC, as joint bookrunners and joint lead arrangers, have entered into the Credit Agreement, dated as of February 22, 2006 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

        (2)   The Borrower desires to draw, prior to the Termination Date, up to $195,028,048.61 under the terms of the Credit Agreement (the "Final Drawing"), such funds to be initially placed in escrow and subsequently applied to repay, defease, discharge or purchase, or otherwise cure defaults with respect to, all the 2 1/2% senior convertible notes (the "Convertible Notes"), due December 15, 2007, issued by the Borrower pursuant to the Indenture dated as of December 16, 2002 (the "Convertible Indenture").

        (3)   The Borrower and the Required Lenders have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement to effect the transaction described above and other changes as hereinafter set forth.

        (4)   Accordingly, the parties hereto hereby agree as follows:

          SECTION 1.    Amendments to Credit Agreement.    The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as hereinafter defined) and subject to the satisfaction or waiver of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

            (a)   Section 1.01 is amended to add the following definition in the appropriate alphabetical position:

              "Amendment No. 1" means Amendment No. 1 to this Credit Agreement, dated as of August 2, 2006, among the Borrower, the Subsidiary Guarantors party thereto, the Required Lenders party thereto and the Administrative Agent.

            (b)   Section 2.14 is amended by amending and restating such section in its entirety to read as follows:

              "SECTION 2.14    Use of Proceeds.    The proceeds of each Advance shall be available (and the Borrower agrees that it shall use such proceeds) (a) to repay, defease, discharge, purchase and/or otherwise provide for the payment of such Existing Notes as the Borrower shall have specified in the applicable Notice of Borrowing (which Existing Notes shall include (i) all Existing Notes which have been accelerated as the result of a default disclosed in the Disclosure Filings, and (ii) such Existing Notes not accelerated at such time but with respect to which the Borrower has received a written notice of default or reasonably believes such Existing Notes to be in default due to the matters disclosed in the Disclosure Filings and has so noted in the Notice of Borrowing), through a tender offer, defeasance, discharge, escrow or other mechanism reasonably acceptable to the Administrative Agent, all on terms reasonably acceptable to the Lead Arrangers, and for the payment of fees, costs and expenses incurred in connection with the foregoing, or (b) to the extent not fully used in accordance with Section 2.14(a), to repay the Advances in accordance with the escrow arrangements referred to in Section 2(b)(iii) of Amendment No. 1."

            (c)   Section 3.03(a)(iii) is amended by amending and restating such section in its entirety to read as follows:

              "(iii) the proceeds of such Borrowing shall be applied either (A) to the redemption, defeasance, discharge, purchase or other mechanism for the provision of payment of the series of Existing Notes set forth in the applicable Notice of Borrowing (and to the payment of fees, costs and expenses related to such redemption, defeasance, discharge, purchase or other mechanism for the provision of payment), such redemption, defeasance, discharge, purchase or other mechanism for the provision of payment shall be in accordance with applicable law and on documentation (including, without limitation, escrow documentation) reasonably satisfactory to the Administrative Agent and, after giving effect to such redemption, defeasance, discharge, purchase or other mechanism for the provision of payment, (I) all Existing Notes that have been accelerated on or prior to the date of such Borrowing due to a default caused by the matters disclosed in the Disclosure Filings, and (II) such Existing Notes not accelerated at such time but with respect to which the Borrower has received a notice of default or reasonably believes such Existing Notes to be in default due to the matters disclosed in the Disclosure Filings and has so noted in the Notice of Borrowing, shall have been redeemed, defeased, discharged or purchased in full (or provision for the payment thereof shall have been made in a manner satisfactory to the Administrative Agent, including a reasonably satisfactory escrow agreement which will permit the release of such funds to either apply them in accordance with this Section 3.03(a)(iii)(A) or to repay the outstanding Advances to the extent the applicable Existing Notes are no longer in default) or, in the case of any such redemption or purchase of less than all of the Existing Notes of the applicable series, none of the remaining Existing Notes of such series shall be in default or (B) to the funding of the escrow account under the escrow agreement referred to in Section 3.02(e); and"

            (d)   Section 5.01(k) is amended by amending and restating the opening clause thereof in its entirety to read as follows:

              "(k)    Existing Debt.    On or prior to December 21, 2006, obtain binding waivers with respect to, and/or repay, defease, discharge or purchase, or otherwise cure or obtain waivers with respect to, any defaults with respect to:"

            (e)   Section 6.01(e)(i) is amended by (i) inserting the letter "(A)" immediately following the phrase "(i) none of the events described in this Section 6.01(e), to the extent", and (ii) replacing the phrase "and which occur prior to the Termination Date, shall" with the phrase "and (B) which occur prior to the Termination Date and are waived, remedied, cured, redeemed, discharged, defeased or repaid on or before December 21, 2006 (to the extent funds have been placed, and remain, in escrow in accordance with Section 2(b)(iii) of Amendment No. 1, pursuant to such an escrow arrangement that remains in full force and effect until such waiver, remedy, cure, redemption, discharge, defeasance or repayment, as applicable, occurs), shall".

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          SECTION 2.    Conditions of Effectiveness to Amendment No. 1.    This Amendment shall become effective on the date (the "Amendment No. 1 Effective Date") when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors and the Required Lenders or, as to any of the Lenders, advice reasonably satisfactory to the Administrative Agent that such Lender has executed this Amendment; and (b) evidence reasonably satisfactory to the Administrative Agent that all of the following conditions shall have been satisfied or waived:

            (i)    All invoiced reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the negotiation, preparation and delivery of this Amendment and in connection with ongoing work regarding the Credit Agreement shall have been paid.

            (ii)   The Borrower shall have (A) drawn down the full Final Drawing under the Credit Agreement and (B) paid in full all invoiced fees and reimbursement amounts due, owing and payable in connection with the foregoing.

            (iii)  All the proceeds of the Final Drawing, together with an additional amount equal to the amount necessary to fully repay, defease, discharge (including interest accruing subsequent to, but not prior to, December 15, 2006) or purchase, or otherwise cure all defaults with respect to, all the Convertible Notes, shall have been placed in an escrow account with an escrow agent reasonably acceptable to the Administrative Agent (pursuant to an escrow agreement, the terms of which shall be reasonably acceptable to the Administrative Agent), to ensure the full repayment, defeasance, discharge, purchase or other cure of all defaults with respect to the Convertible Notes in accordance with their terms and the terms of the Convertible Indenture by December 21, 2006.

            (iv)  The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate of the Borrower dated as of the Amendment No. 1 Effective Date signed on behalf of the Borrower by a Responsible Officer certifying on behalf of the Borrower that (A) no Default or Event of Default has occurred and is continuing, or would result from transactions contemplated hereby, and (B) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 1 Effective Date as if made on the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (C) all conditions of the Amendment No. 1 Effectiveness Date have been satisfied or waived.

          SECTION 3.    Reference to and Effect on the Credit Agreement and the Loan Documents.    (a)    On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b)   The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent

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  under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4.    Costs and Expenses    The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

          SECTION 5.    Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g. "pdf") shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR INTERNATIONAL CORPORATION
By:	/s/ T.M. ENDSLEY
	Name:	T.M. ENDSLEY
	Title:	V.P. & TREASURER
INTERNATIONAL TRUCK AND ENGINE CORPORATION, as Subsidiary Guarantor
By:	/s/ T.M. ENDSLEY
	Name:	T.M. ENDSLEY
	Title:	V.P. & TREASURER

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent and Lender
By:	/s/ ALEXIS F. MAGED
	Name:	Alexis F. Maged
	Title:	Managing Director
By:	/s/ ADAM FORCHHEIMER
	Name:	ADAM FORCHHEIMER
	Title:	VICE PRESIDENT

LENDER:
CREDIT SUISSE CAPITAL LLC
By:	/s/ HOWARD SHAMS
	Name:	HOWARD SHAMS
	Title:	AUTHORIZED SIGNATORY

LENDER:
CREDIT SUISSE LOAN FUNDING LLC
By:	/s/ VIK NATARAJAN
	Name:	Vik Natarajan
	Title:	Director

LENDER:
280 FUNDING
By:	/s/ GEORGE FAN
	Name:	George Fan
	Title:	Authorized Signatory

LENDER:
AIG ANNUITY INSURANCE COMPANY
By:	AIG Global Investment Corp., Its Investment Adviser
By:	/s/ STEVEN S. OH
	Name:	Steven S. Oh
	Title:	Managing Director

LENDER:
[please print or type name of institution]
By:	/s/ [ILLEGIBLE]
Name:
Akanthos Arbitrage Master Fund, LP
By Akanthos Capital Mgmt, LLC its GP

By Michael Kao, Manager

LENDER:
ARES ENHANCED CREDIT OPPORTUNTIES FUND LTD.
By:	Ares Enhanced Credit Opportunities Fund Management, L.P.
By:	/s/ SETH BRUFSKY
	Name:	Seth Brufsky
	Title:	Vice President

LENDER:
ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.
By:	Ares Enhanced Loan Management, L.P., Investment Manager
By:	Ares Enhanced Loan GP, LLC Its General Partner
By:	/s/ SETH BRUFSKY
	Name:	Seth Brufsky
	Title:	Vice President

LENDER:
ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.
By:	Ares Enhanced Loan Management II, L.P., Investment Manager
By:	Ares Enhanced Loan GP, LLC Its General Partner
By:	/s/ SETH BRUFSKY
	Name:	Seth Brufsky
	Title:	Vice President

LENDER:
ARES IIR CLO LTD.
By:	Ares CLO Management IIR, L.P., Investment Manager
By:	Ares CLO GP, LLC, Its General Partner
By:	/s/ SETH BRUFSKY
	Name:	Seth Brufsky
	Title:	Vice President

LENDER:
ARES VIII CLO LTD.
By:	Ares CLO Management VIII, L.P., Investment Manager
By:	Ares CLO GP VIII, LLC, Its General Partner
By:	/s/ SETH BRUFSKY
	Name:	Seth Brufsky
	Title:	Vice President

LENDER:
ARES IX CLO LTD.
By:	Ares CLO Management IX, L.P., Investment Manager
By:	Ares CLO GP IX, LLC, Its General Partner
By:	/s/ SETH BRUFSKY
	Name:	Seth Brufsky
	Title:	Vice President

LENDER:
ARES X CLO LTD.
By:	Ares CLO Management X, L.P., Investment Manager
By:	Ares CLO GP X, LLC, Its General Partner
By:	/s/ SETH BRUFSKY
	Name:	Seth Brufsky
	Title:	Vice President

LENDER:
AVL LOAN Funding LLC
By:	/s/ ROY HYKAL
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

LENDER:
BEAR STEARNS CREDIT PRODUCTS INC.
By:	/s/ JEFFERY TUCK
	Name:	JEFFERY TUCK
	Title:	Authorized Signatory

LENDER:
BEAR STEARNS INVESTMENT PRODUCTS INC.
By:	/s/ JONATHAN WEISS
	Name:	JONATHAN WEISS
	Title:	AUTHORIZED SIGNATORY

LENDER:
/s/ [ILLEGIBLE]
Title:	BLACKROCK FINANCIAL MANAGEMENT, INC., solely in its capacity as Investment Advisor of the OBSIDIAN MASTER FUND, a sub-trust of THE OBSIDIAN MASTER SERIES TRUST
Authorized Signatory
By:
Name:

LENDER:
/s/ [ILLEGIBLE] (BlackRock Funds—High Yield Bond Portfolio)
Authorized Signatory
By:
Name:
Title:

LENDER:
/s/ [ILLEGIBLE] (BLACKROCK GLOBAL FLOATING RATE INCOME TRUST)
Authorized Signatory
By:
Name:
Title:

LENDER:
/s/ [ILLEGIBLE] (BLACKROCK HIGH YIELD TRUST)
Authorized Signatory
By:
Name:
Title:

LENDER:
/s/ [ILLEGIBLE] Title: BLACKROCK LIMITED DURATION INCOME TRUST
Authorized Signatory
By:
Name:

LENDER:
/s/ [ILLEGIBLE] (BLACKROCK SENIOR INCOME SERIES)
Authorized Signatory
By:
Name:
Title:

LENDER:
/s/ [ILLEGIBLE] (BLACKROCK SENIOR INCOME SERIES II)
Authorized Signatory
By:
Name:
Title:

LENDER:
Caspian Capital Partners, L.P. [please print or type name of institution]
By:	Mariner Investment Group
By:	/s/ DAVID CORLETTO
	Name:	DAVID CORLETTO
Principal, Mariner Investment Group, Investment Manager

LENDER:
Deephaven Event Trading Ltd. [please print or type name of institution]
By:	/s/ JEFFREY GOLBUS
	Name:	Jeffrey Golbus
	Title:	Assistant Portfolio Manager

LENDER:
Deephaven Event Trading Ltd. [please print or type name of institution]
By:	/s/ JEFFREY GOLBUS
	Name:	Jeffrey Golbus
	Title:	Assistant Portfolio Manager

LENDER:
DUNES FUNDING LLC
By:	/s/ L. MURCHISON TAYLOR
	Name:	L. MURCHISON TAYLOR
	Title:	VICE PRESIDENT

LENDER:
Eastland CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner
By:	/s/ CHAD SCHRAMEK
	Name:	Chad Schramek, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

LENDER:

FARALLON CAPITAL PARTNERS, L.P.,
FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.,
FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.,
FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.,
TINICUM PARTNERS, L.P.,
By:	/s/ DEREK C. SHRIER
	Name:	Derek C. Shrier
	Title:	Managing Member

LENDER:
Authorized for: Fernwood Associates LLC
By:	Intermarket Corp.
/s/ DAVID B. FORER
	Name:	David B. Forer
	Title:	Managing Director

LENDER:
Authorized for: Fernwood Restructurings Ltd.
/s/ DAVID B. FORER
Name:	David B. Forer
Title:	Director

LENDER:
Authorized for: Fernwood Foundation Fund LLC
By:	Intermarket Corp.
/s/ DAVID B. FORER
	Name:	David B. Forer
	Title:	Managing Director

LENDER:
FIELD POINT III, LTD.
By:	/s/ RICHARD PETRILLL
	Name:	Richard Petrilll
	Title:	Authorized Signatory

LENDER:
FIELD POINT IV, LTD.
By:	/s/ RICHARD PETRILLL
	Name:	Richard Petrilll
	Title:	Authorized Signatory

LENDER:
/s/ [ILLEGIBLE] (The Galaxite Master Unit Trust)
Authorized Signatory
By:
Name:
Title:

LENDER:
Galaxy III CLO, Ltd.
By:	AIG Global Investment Corp. its Collateral Manager
By:	/s/ STEVEN S. OH
	Name:	Steven S. Oh
	Title:	Managing Director

LENDER:
Galaxy IV CLO, LTD
By:	AIG Global Investment Corp. its Collateral Manager
By:	/s/ STEVEN S. OH
	Name:	Steven S. Oh
	Title:	Managing Director

LENDER:
Galaxy V CLO, LTD
By:	AIG Global Investment Corp. its Collateral Manager
By:	/s/ STEVEN S. OH
	Name:	Steven S. Oh
	Title:	Managing Director

LENDER:
Galaxy VI CLO, Ltd.
By:	AIG Global Investment Corp., Its Collateral Manager
By:	/s/ STEVEN S. OH
	Name:	Steven S. Oh
	Title:	Managing Director

LENDER:
GANNETT PEAK CLO I, LTD.
By	McDonnell Investment Management, LLC, as Investment Manager
By:	/s/ KATHLEEN A. ZARN
	Name:	Kathleen A. Zarn
	Title:	Vice President

LENDER:
Grand Central Asset Trust, HLD Series
By:	/s/ BEATA KONOPKO
	Name:	Beata Konopko
	Title:	As attorney in fact

LENDER:
Grand Central Asset Trust, PFD Series
By:	/s/ ROY HYKAL
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

LENDER:
Grayson CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner
By:	/s/ CHAD SCHRAMEK
	Name:	Chad Schramek, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

LENDER:
Highland Credit Strategies Fund
By:	/s/ M. JASON BLACKBURN
	Name:	M. Jason Blackburn, Treasurer
Title:

LENDER:
Highland Floating Rate Advantage Fund
By:	/s/ M. JASON BLACKBURN
	Name:	M. Jason Blackburn, Treasurer
Title:

LENDER:
Highland Legacy Limited
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc. Its General Partner
By:	/s/ CHAD SCHRAMEK
	Name:	Chad Schramek, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

LENDER:
KKR Financial Corp. [please print or type name of institution]
By:	/s/ DAVID JACOBS
	Name:	David Jacobs
	Title:	Authorized Signatory

LENDER:
KZH Soleil-Z LLC [please print or type name of institution]
By:	/s/ VIRGINIA CONWAY
	Name:	Virginia Conway
	Title:	Authorized Signatory

LENDER:
/s/ [ILLEGIBLE] (LGT CAPITAL INVEST(SC3) LIMITED)
Authorized Signatory
By:
Name:
Title:

LENDER:
Loan Funding IV LLC
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner
By:	/s/ CHAD SCHRAMEK
	Name:	Chad Schramek, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

LENDER:
Loan Funding VII LLC
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner
By:	/s/ CHAD SCHRAMEK
	Name:	Chad Schramek, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

LENDER:
MACKAY SHIELDS STATUTORY TRUST—High Yield Corporate Bond Series
Federal Insurance Company
ILLINOIS MUNICIPAL RETIREMENT FUND
THE 1199 HEALTH CARE EMPLOYEES PENSION FUND
Employees' Retirement System of Rhode Island
HOUSTON POLICE OFFICERS' PENSION SYSTEM
City of Los Angeles Fire and Police Pension Plan
THE MAINSTAY FUNDS, ON BEHALF OF ITS HIGH YIELD CORPORATE BOND FUND SERIES
MAINSTAY VP SERIES FUND, INC. ON BEHALF OF ITS HIGH YIELD CORPORATE BOND PORTFOLIO
By:	MacKay Shields LLC
Its:	Investment Advisor
By:	/s/ LUCILLE PROTAS
Lucille Protas
Sr. Managing Director

LENDER:
MA Deep Event, LTD [please print or type name of institution]
By:	/s/ JEFFREY GOLBUS
	Name:	Jeffrey Golbus
	Title:	Assistant Portfolio Manager

LENDER:
/s/ [ILLEGIBLE] (MAGNETITE ASSET INVESTORS L.L.C.)
Authorized Signatory
By:
Name:
Title:

LENDER:
/s/ [ILLEGIBLE] Title: MAGNETITE ASSET INVESTORS III L.L.C.
Authorized Signatory
By:
Name:

LENDER:
/s/ [ILLEGIBLE] Title: MAGNETITE ASSET INVESTORS IV L.L.C.
Authorized Signatory
By:
Name:

LENDER:
/s/ [ILLEGIBLE] Title: MAGNETITE ASSET INVESTORS V L.L.C.
Authorized Signatory
By:
Name:

LENDER:
Mariner LDC By: Mariner Investment Group [please print or type name of institution]
By:	/s/ DAVID CORLETTO
	Name:	DAVID CORLETTO
	Title:	Principal, Mariner Investment Group, as Investment Manager

LENDER:
Mariner Opportunities Fund, LP R3: Mariner Investment Group [please print or type name of institution]
By:	/s/ DAVID CORLETTO
	Name:	DAVID CORLETTO
	Title:	Principal, Mariner Investment Group as Investment Manager

LENDER:
Mariner Voyager Master Fund, Ltd. [please print or type name of institution]
By:	Mariner Investment Group
By:	/s/ DAVID CORLETTO
	Name:	DAVID CORLETTO
	Title:	Principal, Mariner Investment Group, as Investment Manager

LENDER:
MCDONNELL LOAN OPPORTUNITY LTD.
By:	McDonnell Investment Management, LLC, as Investment Manager
By:	/s/ KATHLEEN A. ZARN
	Name:	Kathleen A. Zarn
	Title:	Vice President

LENDER:
Monumental Life Insurance Company [please print or type name of institution]
By:	/s/ BRADLEY J. BEMAN
	Name:	Bradley J. Beman
	Title:	Vice President

LENDER:
NATIONAL CITY BANK
By:	/s/ RENEE M. BONNELL
	Name:	Renee M. Bonnell
	Title:	Assistant Vice President

LENDER:
Pacifica CDO VI, LTD
By:	Alcentra as its Investment Manager
By:	/s/ DEAN KAWAI
	Name:	Dean Kawai
	Title:	SVP

LENDER:
Perry Corp [please print or type name of institution]
By:	/s/ DAVID RUSSEKOFF
	Name:	David Russekoff
	Title:	PM Credit

LENDER:
Prospect Harbor Credit Partners, LP [please print or type name of institution]
By:	/s/ SUSAN D. LYNCH
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDER:
Quadrangle Master Funding Ltd [please print or type name of institution]
By:	/s/ CHRIS SANTANA
	Name:	Chris Santana
	Title:	Managing Principal

LENDER:
RAINTREE TRADING LLC
By:	/s/ L. MURCHISON TAYLOR
	Name:	L. MURCHISON TAYLOR
	Title:	VICE PRESIDENT

LENDER:
Raven Credit Opportunities Master Fund, Ltd.
By	Raven Asset Management, LLC As Investment Advisor
By:	/s/ KEVIN GERLITZ
	Name:	Kevin Gerlitz
	Title:	CFO/COO

LENDER:
RCG CARPATHIA MASTER FUND, LTD.
By:	/s/ MARC BAUM
	Name:	Marc Baum
	Title:	Authorized Signatory

LENDER:
Sankaty Credit Opportunities, L.P. [please print or type name of institution]
By:	/s/ SUSAN D. LYNCH
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDER:
Sankaty Credit Opportunities, II, L.P. [please print or type name of institution]
By:	/s/ SUSAN D. LYNCH
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDER:
Sankaty High Yield Partners, II, L.P. [please print or type name of institution]
By:	/s/ SUSAN D. LYNCH
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDER:
Sankaty High Yield Partners, III, L.P. [please print or type name of institution]
By:	/s/ SUSAN D. LYNCH
	Name:	Susan D. Lynch
	Title:	Executive Vice President

LENDER:
/s/ [ILLEGIBLE]
	Title:	Senior Loan Portfolio
Authorized Signatory
By:
Name:

LENDER:
SOL Loan Funding LLC, for itself or as agent for SOL2 Loan Funding LLC
By:	/s/ ROY HYKAL
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

LENDER:
SunAmerica Life Insurance Company
By:	AIG Global Investment Corp., Inc. its Investment Advisor
By:	/s/ STEVEN S. OH
	Name:	Steven S. Oh
	Title:	Managing Director

LENDER:
SunAmerica Senior Floating Rate Fund, Inc.
By:	AIG Global Investment Corp. Investment Sub-Adviser
By:	/s/ STEVEN S. OH
	Name:	Steven S. Oh
	Title:	Managing Director

LENDER:
Transamerica Life Insurance Company [please print or type name of institution]
By:	/s/ BRADLEY J. BEMAN
	Name:	Bradley J. Beman
	Title:	Vice President

LENDER:
Variable Annuity Life Insurance Company
By:	AIG Global Investment Corp., Its Investment Adviser
By:	/s/ STEVEN S. OH
	Name:	Steven S. Oh
	Title:	Managing Director

LENDER:
WIND RIVER CLO I LTD.
By:	McDonnell Investment Management, LLC, as Manager
By:	/s/ KATHLEEN A. ZARN
	Name:	Kathleen A. Zarn
	Title:	Vice President

LENDER:
WIND RIVER CLO II—TATE INVESTORS, LTD.
By:	McDonnell Investment Management, LLC, as Manager
By:	/s/ KATHLEEN A. ZARN
	Name:	Kathleen A. Zarn
	Title:	Vice President

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AMENDMENT NO. 1 TO CREDIT AGREEMENT